UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 9, 2024 (October 3, 2024)
M-TRON INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41391	46-0457994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 Shader Road, Orlando, FL	32804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (407) 298-2000

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MPTI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 9, 2024, M-tron Industries, Inc. ("MtronPTI" or the "Company") announced the appointment of Cameron Pforr to serve as Chief Financial Officer, effective October 3, 2024.

Mr. Pforr is a graduate of the College of William and Mary, where he earned a Bachelor of Science in Computer Science, the Wharton School at the University of Pennsylvania, where he earned a Master of Business Administration, and the University of Pennsylvania, where he earned a Master of Arts in International Studies. Prior to joining MtronPTI, Mr. Pforr served as President and Chief Financial Officer of IronNet, Inc., President and CFO of Fidelis Cybersecurity, Inc., Vice President - Strategy & Corporate Development of Jenzabar, Inc., and President and CFO of WhipTail Technologies LLC. Mr. Pforr was also a senior technology investment banker at Revolution Partners and Deutsche Banc Alex. Brown as well as a strategy consultant at Bain & Co.

In connection with Mr. Pforr's appointment, MtronPTI established the terms of Mr. Pforr's compensation. Mr. Pforr will: (i) receive a base salary of $210,000 per year; and (ii) be eligible for an annual bonus at the discretion of the Board of Directors. On his start date, Mr. Pforr received a restricted stock award with an initial grant date value of $914,200 with a three-year vesting period.

There are no arrangements or understandings between Mr. Pforr and any other person pursuant to which he was selected as an officer. Mr. Pforr has no family relationship with any director or executive officer of the Company, and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of M-tron Industries, Inc., dated October 9, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M-TRON INDUSTRIES, INC.
(Registrant)

Date: October 9, 2024	By:	/s/ Linda M. Biles
		Name:	Linda M. Biles
		Title:	Executive Vice President - Finance